PHOENIX INVESTMENT PARTNERS


                                   ANNUAL REPORT


                                                              DECEMBER 31, 1999


     ------ Phoenix Duff & Phelps
            Institutional Mutual Funds




                                               Growth Stock Portfolio

                                               Managed by
                                               Seneca Capital Management LLC




                                               Managed Bond Portfolio

                                               Managed by
                                               Phoenix Investment Counsel, Inc.




[Logo] PHOENIX
       INVESTMENT PARTNERS

MESSAGE FROM THE PRESIDENT

DEAR SHAREHOLDER:
[PHOTO]

  We are pleased to provide this annual report for the Growth Stock Portfolio and the Managed Bond Portfolio for the 12 months ended December 31, 1999.

  The final year of the decade culminated in worldwide millennial celebrations and unprecedented stock market jubilation. All of the major U.S. stock indices ended the year at new highs. The S&P 500 Index(1) returned 21%, marking a consecutive run of five years of double-digit returns for the first time. We are very pleased to report that our Growth Stock Portfolio significantly outperformed the S&P 500.

  In this amazing year, there were also important market weaknesses. The bond market, as measured by the Lehman Brothers Aggregate Bond Index(2) produced a negative total return, one of its worst periods in history. However, our Managed Bond Portfolio outperformed the Index, achieving positive returns.

  On the following pages, the portfolio management teams review market events over the last year and discuss their investment strategy. We hope you find their comments informative. If you have any questions, please contact a client service representative at 1-800-814-1897.

Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin

JANUARY 6, 2000

(1) THE S&P 500 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE.
(2) THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF BOND MARKET TOTAL RETURN PERFORMANCE. THE INDICES ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

             Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

PHOENIX DUFF & PHELPS INSTITUTIONAL GROWTH STOCK PORTFOLIO

A DISCUSSION WITH THE PORTFOLIO'S MANAGEMENT TEAM

Q: WHAT IS THE PORTFOLIO'S INVESTMENT OBJECTIVE?

A: The Portfolio seeks long-term capital appreciation through investments in common stocks.

Q: HOW DID THE PORTFOLIO PERFORM OVER THE LAST 12 MONTHS?

A: The Portfolio had very good results, outperforming its benchmark for the 12-month reporting period. Class X shares returned 33.93% and Class Y shares returned 33.60% compared with a return of 21.14% for the S&P 500 Index(1). All performance figures assume reinvestment of distributions and are net of sales charges.

Q: WHAT FACTORS AFFECTED PERFORMANCE IN 1999?

A: Performance was helped by a combination of superior stock selection and disciplined risk controls. The portfolio's emphasis on high quality companies helped performance through the turbulent second quarter, when investors briefly abandoned the highest P/E growth stocks in favor of lower-valued cyclical companies. Our performance was not affected as negatively as most growth managers, as our investment philosophy incorporates a strict valuation discipline. Also, because our stock selection screening process uncovers companies with rapidly accelerating earnings regardless of industry, the portfolio was fairly diverse and was not caught up in the whipsaw of the sector shift.

    The disciplined risk-control aspect of our investment approach also benefited the portfolio in the third quarter. While we lost approximately 2%, the market declined 6%. Our valuation discipline, absent in the approach of many growth managers, provided some mitigation to the overall negative sentiment.

Q: TECHNOLOGY WAS CLEARLY A BIG WINNER LAST YEAR. HOW IS THE PORTFOLIO POSITIONED IN THIS SECTOR?

A: Technology was definitely the hands-down winning sector of the year. Our portfolio was overweighted in this sector over the course of 1999. It is worth noting that we did not own some of the top performers in the S&P 500 due to valuation concerns; for example, we did not hold Yahoo! and QUALCOMM. Rather, the portfolio emphasized communications technology companies that had earnings growth rates substantially higher than the market, such as Motorola, Nokia and Nortel Networks.

    While many exciting growth stories will continue to come from the technology sector and, therefore, the portfolio will probably remain overweighted in this area, we will also continue to explore growth elsewhere. For example, consumer staples is an area with some interesting growth stories and attractive valuations, and oil services, which should see good growth due to improved global GDP, may offer attractive opportunities.

Q: WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

A: We believe interest rates will continue to rise in 2000 as the Federal Reserve does battle with the economy, but this upward bias should end by midyear, when we expect to see a concrete slowing of the economy. Thus, the first part of the year will probably be difficult for both stocks and bonds. Equities should fare better in the second half, with the S&P's return closer to 10%, rather than the 20% plus to which investors have become accustomed. With little to no multiple expansion likely, stocks will have to trade on earnings, which should come in somewhere between 8-12% for the S&P. We also expect the bifurcation of growth and value stocks to persist, which will cause market breadth to remain poor.

                                                                JANUARY 20, 2000

(1) THE S&P 500 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
2

Phoenix Duff & Phelps Institutional Growth Stock Portfolio

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIOD ENDING 12/31/99

                                1 YEAR  5 YEARS  10 YEARS
                                ------  -------  --------
Class X Shares                  33.93%   27.08%    18.28%
Class Y Shares                  33.60    26.77     17.99
S&P 500 Index(3)                21.14    28.66     18.25

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) This chart illustrates returns on Class X shares for ten years. Returns on Class Y Shares will vary due to differing inception dates and fees.
(3) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance.

     Performance data is based on the Portfolio's past performance as a pooled separate investment account of Phoenix Home Life Mutual Insurance Company prior to March 1, 1996 (inception of the fund). Returns indicate past performance which may not be indicative of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $5,000,000                                        PERIODS ENDING 12/31
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

(IN THOUSANDS)      GROWTH STOCK        S&P 500
                PORTFOLIO CLASS X(2)   INDEX(3)
89                        $5,000,000   $5,000,000
90                        $5,162,292   $4,840,276
91                        $7,257,158   $6,318,672
92                        $7,416,301   $6,804,623
93                        $8,160,937   $7,485,092
94                        $8,087,457   $7,584,122
95                       $10,895,827  $10,428,720
96                       $12,131,013  $12,853,155
97                       $15,255,503  $17,142,972
98                       $20,015,690  $22,072,688
99                       $26,807,000  $26,738,000

This chart assumes an initial gross investment of $5,000,000 made on 12/31/89 for Class X shares. The total return for Class X shares assumes reinvestment of dividends and capital gains. Class Y share performance will be greater or less than that shown based on differences in inception dates and fees.

SECTOR WEIGHTINGS                                                       12/31/99
As a percentage of equity holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology              37%
Consumer Staples        13%
Financials              11%
Communication Services  10%
Health-Care              9%
Energy                   6%
Basic Materials          5%
Other                    9%

Phoenix Duff & Phelps Institutional Growth Stock Portfolio

TEN LARGEST HOLDINGS AT DECEMBER 31, 1999 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Microsoft Corp.                                                4.9%
        WORLD'S LEADING COMPUTER SOFTWARE COMPANY
    2.  Nokia Oyj Sponsored ADR                                        4.8%
        LEADING SUPPLIER OF DIGITAL MOBILE AND FIXED NETWORKS
    3.  Motorola, Inc.                                                 4.8%
        MAJOR ELECTRONIC EQUIPMENT PROVIDER
    4.  STMicroelectronics NV                                          4.3%
        MANUFACTURES SEMICONDUCTOR INTEGRATED CIRCUITS AND DISCRETE DEVICES
    5.  Morgan Stanley Dean Witter & Co.                               4.2%
        PROVIDES A BROAD RANGE OF CREDIT AND INVESTMENT PRODUCTS TO
        INDIVIDUALS
    6.  Nortel Networks Corp.                                          4.2%
        TELECOMMUNICTIONS EQUIPMENT PROVIDER
    7.  Citigroup, Inc.                                                4.0%
        DIVERSIFIED FINANCIAL SERVICES HOLDING COMPANY
    8.  AMFM, Inc.                                                     3.9%
        OWNS AND OPERATES 92 FM AND 33 AM RADIO STATIONS
    9.  General Electric Co.                                           3.9%
        DIVERSIFIED MANUFACTURING AND FINANCIAL SERVICES PROVIDER
   10.  Cisco Systems, Inc.                                            3.6%
        LEADING PRODUCER OF SWITCHES AND ROUTERS FOR INTERNETWORKING

                        INVESTMENTS AT DECEMBER 31, 1999


                                              SHARES      VALUE
                                              -------  -----------
COMMON STOCKS--85.2%
ALUMINUM--2.6%
Alcoa, Inc..............................      20,050   $ 1,664,150

BANKS (MAJOR REGIONAL)--2.9%
Mellon Financial Corp...................      54,000     1,839,375

BROADCASTING (TELEVISION, RADIO & CABLE)--6.4%
AMFM, Inc.(b)...........................      31,700     2,480,525
Charter Communications, Inc. Class
A(b)....................................      52,970     1,158,719
Infinity Broadcasting Corp. Class
A(b)....................................      11,250       407,109
                                                       -----------
                                                         4,046,353
                                                       -----------

CHEMICALS--2.8%
Dow Chemical Co. (The)..................      13,400     1,790,575
COMMUNICATIONS EQUIPMENT--8.0%
General Motors Corp. Class H(b).........      21,650     2,078,400
Motorola, Inc...........................      20,460     3,012,735
                                                       -----------
                                                         5,091,135
                                                       -----------

COMPUTERS (HARDWARE)--3.3%
Sun Microsystems, Inc.(b)...............      27,020     2,092,361

COMPUTERS (NETWORKING)--3.6%
Cisco Systems, Inc.(b)..................      21,430     2,295,689

COMPUTERS (SOFTWARE & SERVICES)--4.9%
Microsoft Corp.(b)......................      26,450     3,088,037

                                              SHARES      VALUE
                                              -------  -----------

ELECTRICAL EQUIPMENT--3.9%
General Electric Co.....................      15,820   $ 2,448,145

ELECTRONICS (INSTRUMENTATION)--1.5%
Agilent Technologies, Inc.(b)...........      12,540       969,499

ELECTRONICS (SEMICONDUCTORS)--2.0%
Intel Corp..............................      15,570     1,281,606

FINANCIAL (DIVERSIFIED)--8.2%
Citigroup, Inc..........................      45,085     2,505,035
Morgan Stanley Dean Witter & Co.........      18,710     2,670,852
                                                       -----------
                                                         5,175,887
                                                       -----------

FOODS--1.7%
General Mills, Inc......................      30,800     1,101,100

HEALTH CARE (DIVERSIFIED)--5.8%
Bristol-Myers Squibb Co.................      28,500     1,829,344
Johnson & Johnson.......................      19,840     1,847,600
                                                       -----------
                                                         3,676,944
                                                       -----------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--2.8%
Merck & Co., Inc........................      26,520     1,778,497

HOUSEHOLD PRODUCTS (NON-DURABLE)--4.2%
Clorox Co. (The)........................      23,300     1,173,738
Procter & Gamble Co. (The)..............      13,340     1,461,564
                                                       -----------
                                                         2,635,302
                                                       -----------

4                      See Notes to Financial Statements

Phoenix Duff & Phelps Institutional Growth Stock Portfolio


                                              SHARES      VALUE
                                              -------  -----------
OIL & GAS (DRILLING & EQUIPMENT)--3.2%
Halliburton Co..........................      50,430   $ 2,029,808

OIL (INTERNATIONAL INTEGRATED)--2.6%
Texaco, Inc.............................      30,000     1,629,375

RETAIL (BUILDING SUPPLIES)--2.3%
Lowe's Companies, Inc...................      23,840     1,424,440

RETAIL (GENERAL MERCHANDISE)--2.9%
Wal-Mart Stores, Inc....................      26,400     1,824,900

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--3.4%
Nextel Communications, Inc. Class
A(b)....................................      20,550     2,119,219
TELECOMMUNICATIONS (LONG DISTANCE)--3.0%
MCI WorldCom, Inc.(b)...................      35,937     1,906,907

TELEPHONE--3.2%
Bell Atlantic Corp......................      32,470     1,998,934
------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $40,119,636)                           53,908,238
------------------------------------------------------------------

FOREIGN COMMON STOCKS--13.2%

COMMUNICATIONS EQUIPMENT--8.9%
Nokia Oyj Sponsored ADR (Finland).......      15,870     3,015,300
Nortel Networks Corp. (Canada)..........      26,280     2,654,280
                                                       -----------
                                                         5,669,580
                                                       -----------

ELECTRONICS (SEMICONDUCTORS)--4.3%
STMicroelectronics NV (Netherlands).....      17,880     2,707,702
------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $3,846,266)                             8,377,282
------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--98.4%
(IDENTIFIED COST $43,965,902)                           62,285,520
------------------------------------------------------------------

                                        STANDARD
                                        & POOR'S     PAR
                                         RATING     VALUE
                                      (Unaudited)   (000)          VALUE
                                      ------------  ------  --------------------
SHORT-TERM OBLIGATIONS--2.2%

COMMERCIAL PAPER--2.2%
Koch Industries, Inc. 7.50%,
1/3/00..............................      A-1+      $1,405  $          1,404,415
--------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $1,404,415)                                           1,404,415
--------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.6%
(IDENTIFIED COST $45,370,317)                                         63,689,935(a)
Cash and receivables, less liabilities--(0.6%)                          (408,490)
                                                            --------------------
NET ASSETS--100.0%                                          $         63,281,445
                                                            ====================

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $19,476,765 and gross depreciation of $1,221,702 for federal income tax purposes. At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $45,434,872.
(b)  Non-income producing.

                       See Notes to Financial Statements

Phoenix Duff & Phelps Institutional Growth Stock Portfolio

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS
Investment securities at value
  (Identified cost $45,370,317)                               $   63,689,935
Cash                                                                   3,366
Receivables
  Dividends and interest                                              31,725
  Fund shares sold                                                    20,195
Prepaid expenses                                                       1,011
                                                              --------------
    Total assets                                                  63,746,232
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                    356,935
  Investment advisory fee                                             33,643
  Transfer agent fee                                                   8,323
  Financial agent fee                                                  8,162
  Distribution fee                                                     4,407
  Trustees' fee                                                        1,188
Accrued expenses                                                      52,129
                                                              --------------
    Total liabilities                                                464,787
                                                              --------------
NET ASSETS                                                    $   63,281,445
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $   41,775,181
Undistributed net investment income                                   19,087
Accumulated net realized gain                                      3,167,559
Net unrealized appreciation                                       18,319,618
                                                              --------------
NET ASSETS                                                    $   63,281,445
                                                              ==============
CLASS X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $41,436,442)                 1,124,934
Net asset value and offering price per share                          $36.83
CLASS Y
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $21,845,003)                   594,833
Net asset value and offering price per share                          $36.72

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
Dividends                                                     $     487,240
Interest                                                             78,275
                                                              -------------
    Total investment income                                         565,515
                                                              -------------
EXPENSES
Investment advisory fee                                             391,685
Distribution fee, Class Y                                            50,204
Financial agent fee                                                  87,537
Professional                                                         35,866
Transfer agent                                                       35,773
Trustees                                                             19,913
Custodian                                                            17,377
Printing                                                             13,698
Registration                                                          7,201
Miscellaneous                                                         9,890
                                                              -------------
    Total expenses                                                  669,144
    Less expenses borne by investment adviser                      (161,973)
                                                              -------------
    Net expenses                                                    507,171
                                                              -------------
NET INVESTMENT INCOME                                                58,344
                                                              -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                  17,061,177
Net change in unrealized appreciation (depreciation) on
  investments                                                     1,963,468
                                                              -------------
NET GAIN ON INVESTMENTS                                          19,024,645
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  19,082,989
                                                              =============

6                      See Notes to Financial Statements

Phoenix Duff & Phelps Institutional Growth Stock Portfolio

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended    Year Ended
                                            12/31/99      12/31/98
                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $     58,344  $     38,130
  Net realized gain (loss)                  17,061,177     8,875,871
  Net change in unrealized appreciation
    (depreciation)                           1,963,468     8,732,664
                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               19,082,989    17,646,665
                                          ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class X               (39,257)      (30,177)
  Net investment income, Class Y                    --        (7,953)
  Net realized gains, Class X              (11,735,478)   (7,279,351)
  Net realized gains, Class Y               (5,991,827)   (3,125,369)
                                          ------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS          (17,766,562)  (10,442,850)
                                          ------------  ------------
FROM SHARE TRANSACTIONS
CLASS X
  Proceeds from sales of shares (43,182
    and 447,453 shares, respectively)        1,703,697    15,187,022
  Net asset value of shares issued from
    reinvestment of distributions
    (328,868 and 204,764 shares,
    respectively)                           11,774,581     7,309,523
  Cost of shares redeemed (472,062 and
    737,633 shares, respectively)          (19,926,904)  (25,502,110)
                                          ------------  ------------
Total                                       (6,448,626)   (3,005,565)
                                          ------------  ------------
CLASS Y
  Proceeds from sales of shares (23,824
    and 42,715 shares, respectively)           935,225     1,441,580
  Net asset value of shares issued from
    reinvestment of distributions
    (168,015 and 85,930 shares,
    respectively)                            5,991,813     3,069,279
  Cost of shares redeemed (161,837 and
    84,508 shares, respectively)            (6,189,832)   (3,014,143)
                                          ------------  ------------
Total                                          737,206     1,496,716
                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                      (5,711,420)   (1,508,849)
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS     (4,394,993)    5,694,966
                                          ------------  ------------
NET ASSETS
  Beginning of period                       67,676,438    61,981,472
                                          ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $19,087 AND $0, RESPECTIVELY]         $ 63,281,445  $ 67,676,438
                                          ============  ============

                       See Notes to Financial Statements                       7

Phoenix Duff & Phelps Institutional Growth Stock Portfolio

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                          CLASS X
                                                   ------------------------------------------------------
                                                                                                  FROM
                                                           YEAR ENDED DECEMBER 31,              INCEPTION
                                                   ---------------------------------------      3/1/96 TO
                                                        1999           1998           1997      12/31/96
Net asset value, beginning of period               $   37.82      $   33.85      $   47.42      $   48.01
INCOME FROM INVESTMENT OPERATIONS(6)
  Net investment income (loss)                          0.08           0.05(7)        0.31(7)        0.34
  Net realized and unrealized gain (loss)              11.65           9.88          10.60           4.89
                                                   ---------      ---------      ---------      ---------
      TOTAL FROM INVESTMENT OPERATIONS                 11.73           9.93          10.91           5.23
                                                   ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                 (0.05)         (0.15)         (0.39)         (0.30)
  Dividends from net realized gains                   (12.67)         (5.81)        (24.07)(3)      (5.52)
  In excess of net investment income                      --             --          (0.02)            --
                                                   ---------      ---------      ---------      ---------
      TOTAL DISTRIBUTIONS                             (12.72)         (5.96)        (24.48)         (5.82)
                                                   ---------      ---------      ---------      ---------
Change in net asset value                              (0.99)          3.97         (13.57)         (0.59)
                                                   ---------      ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD                     $   36.83      $   37.82      $   33.85      $   47.42
                                                   =========      =========      =========      =========
Total return                                           33.93%         31.20%         25.76%         10.71%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $41,436        $46,330        $44,350        $82,739

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(4)                                 0.70%          0.70%          0.70%          0.70%(1)
  Net investment income                                 0.17%          0.13%          0.64%          0.65%(1)
Portfolio turnover                                       136%           115%           148%            99%(2)

                                                                          CLASS Y
                                                   ------------------------------------------------------
                                                                                                  FROM
                                                           YEAR ENDED DECEMBER 31,              INCEPTION
                                                   ---------------------------------------      3/1/96 TO
                                                        1999           1998           1997      12/31/96
Net asset value, beginning of period               $   37.79      $   33.86      $   47.43      $   48.01
INCOME FROM INVESTMENT OPERATIONS(6)
  Net investment income (loss)                         (0.03)         (0.04)(7)       0.18(7)        0.18
  Net realized and unrealized gain (loss)              11.63           9.88          10.59           4.95
                                                   ---------      ---------      ---------      ---------
      TOTAL FROM INVESTMENT OPERATIONS                 11.60           9.84          10.77           5.13
                                                   ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                    --          (0.10)         (0.31)         (0.19)
  Dividends from net realized gains                   (12.67)         (5.81)        (24.02)(3)      (5.52)
  In excess of net investment income                      --             --          (0.01)            --
                                                   ---------      ---------      ---------      ---------
      TOTAL DISTRIBUTIONS                             (12.67)         (5.91)        (24.34)         (5.71)
                                                   ---------      ---------      ---------      ---------
Change in net asset value                              (1.07)          3.93         (13.57)         (0.58)
                                                   ---------      ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD                     $   36.72      $   37.79      $   33.86      $   47.43
                                                   =========      =========      =========      =========
Total return                                           33.60 %        30.85 %        25.46%         10.48%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $21,845        $21,347        $17,631        $22,978

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(5)                                 0.95 %         0.95 %         0.95%          0.95%(1)
  Net investment income (loss)                         (0.09)%        (0.11)%         0.39%          0.39%(1)
Portfolio turnover                                       136 %          115 %          148%            99%(2)

(1) Annualized.
(2) Not annualized.
(3) Includes amounts distributed as income and redesignated for tax purposes.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.95%, 1.00%, 0.87%, and 0.81% for the periods ended December 31, 1999, 1998, 1997, and 1996, respectively.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.20%, 1.25%, 1.12%, and 1.06% for the periods ended December 31, 1999, 1998, 1997, and 1996, respectively.
(6) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(7) Computed using average shares outstanding.

8                      See Notes to Financial Statements

PHOENIX DUFF & PHELPS INSTITUTIONAL MANAGED BOND PORTFOLIO

A DISCUSSION WITH THE PORTFOLIO'S MANAGEMENT TEAM

Q: WHAT IS THE PORTFOLIO'S INVESTMENT OBJECTIVE?

A: The Managed Bond Portfolio is appropriate for investors seeking long-term capital appreciation through investments in fixed-income securities, including foreign and high-yield debt issues. Investors should note that foreign investing involves added risks, such as currency fluctuations, less public disclosure, and economic and political risks.

Q: HOW DID THE PORTFOLIO PERFORM IN 1999?

A: For the 12 months ended December 31, 1999, Class X shares returned 1.47% and Class Y shares returned 1.26% compared with a return of (0.83)% for the Lehman Brothers Aggregate Bond Index(1). All performance figures assume reinvestment of distributions and are net of fees.

Q: HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT LAST YEAR?

A: The last year of the millennium proved to be a difficult year for the bond market, with interest rates trending higher, as the Federal Reserve completed a reversal of the three rate cuts it had injected into the financial markets in 1998. These three rate hikes eroded the value of most bonds, with Treasury securities taking the worst hit. Against the backdrop of a strong U.S. economy, the Federal Reserve attempted to navigate a tightrope, keeping inflation in check while allowing the economy to grow. The Fed's tight monetary policy put upward pressure on interest rates all year long, with the yield on the 30-year Treasury bond finishing the year at 6.48%, up 138 basis points from year-end 1998.

    We are pleased with our 1999 calendar year results, which were achieved as we took full advantage of the significant opportunities available in the non-core sectors in 1999. In a dramatic reversal of the 1998 "flight to quality," Treasury securities proved to be the worst performing sector in 1999. At the start of 1999, we had allocated 10% of the portfolio to both emerging markets and domestic high-yield bonds. Both sectors performed well in 1999. Within the domestic high-yield area, we emphasized the telecommunications industry, purchasing companies such as Quest, Voicestream, and Williams Communications. The telecommunications industry was one of the best performing industries in the high-yield market for 1999. Within emerging markets, we emphasized countries with solid economic fundamentals, higher credit quality, and good liquidity. We avoided lower credit quality countries with poor fundamentals like Ecuador, which ultimately defaulted on its bonds in 1999.

    In addition, at the start of the year, approximately 7% of the portfolio was allocated to tax-exempt municipal bonds because we expected them to outperform taxable alternatives on a total-return basis, which they did. By August we closed out of our tax-exempt position as our profit objective had been achieved. Additionally, our large allocation to both taxable municipal bonds and commercial mortgage-backed securities contributed strongly to performance throughout the year.

Q: WHAT SECTORS LOOK ATTRACTIVE TO YOU?

A: Fundamentally, we believe the prospects for many emerging countries and their bonds are

(1) THE LEHMAN BROTHERS AGGREGATE INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF BROAD BOND MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

bright. We expect the marketplace to continue to focus on these countries' robust economic growth, improving fiscal deficits, and broadening investor base. The domestic high-yield market rebounded nicely in 1999, but we believe there is still more upside. The issuance of new CBO's (collateralized bond obligations) is keeping demand for these securities high. We will continue to exploit opportunities in the fledgling European high-yield marketplace, as we did in 1999.

    Another area of opportunity in 2000, which we are monitoring, is the lower-rated tranches of commercial mortgage-backed securities, which may become ERISA eligible in 2000. This is an area where we have much expertise, having owned these types of securities for several years in many of our non-ERISA portfolios.

    Investors should keep in mind that high-yield fixed-income securities generally are subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding fixed-income securities. The variability of prepayments on commercial mortgage-backed securities will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise.

    Within the fixed-income markets, we believe one of the most important developments is the emergence of new broad-based indices, such as the Lehman Brothers Universal Index. This Universal Index expands the current Lehman Brothers Aggregate Index to include domestic high-yield issues, emerging-market bonds, 144A securities, and commercial mortgage-backed securities. This should generate more interest and demand in these sectors, many of which we currently emphasize in our portfolio.

Q: WHAT IS YOUR OUTLOOK FOR THE BOND MARKET?

A: Looking ahead to the year 2000, our outlook for the bond market remains positive, as we believe that yield spreads on many of the non-Treasury sectors are likely to tighten further from their current levels. Additionally, real bond yields (Treasury yields less inflation) are high compared to historical averages, indicating that bonds as an asset class are attractive. While we feel the market could be soft in the first quarter of 2000, driven by fears of more tightening by the Federal Reserve, our longer-term outlook is very positive.

    Currently the bond market is offering investors attractive risk-adjusted yields as compensation for taking risk. We are confident that we have properly positioned your portfolio to benefit from these favorable market conditions. Looking ahead, we will continue to follow our investment strategy of investing in those sectors of the bond market that offer the best relative value.

                                                                JANUARY 20, 2000

Phoenix Duff & Phelps Institutional Managed Bond Portfolio

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIOD ENDING 12/31/99

                                          1 YEAR  5 YEARS  10 YEARS
                                          ------  -------  --------
Class X Shares                             1.47%    8.17%     7.80%
Class Y Shares                             1.26     7.91      7.53
Lehman Brothers Aggregate Bond Index(3)   (0.83)    7.73      7.70

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) This chart illustrates returns on Class X shares for ten years. Returns on Class Y Shares will vary due to differing inception dates and fees.
(3) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of bond market total return performance.

     Performance data is based on the Portfolio's past performance as a pooled separate investment account of Phoenix Home Life Mutual Insurance Company prior to March 1, 1996 (inception of the fund). Returns indicate past performance which may not be indicative of future performance. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $5,000,000                                        PERIODS ENDING 12/31
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

(IN THOUSANDS)      MANAGED BOND          LEHMAN BROTHERS
                PORTFOLIO CLASS X(2)  AGGREGATE BOND INDEX(3)
89                         5,000,000                5,000,000
90                         5,185,579                5,447,978
91                         6,156,151                6,319,810
92                         6,703,896                6,787,506
93                         7,517,606                7,449,336
94                         7,151,601                7,232,083
95                         8,579,666                8,568,487
96                         9,325,716                8,879,552
97                        10,234,613                9,736,671
98                        10,438,696               10,582,477
99                        10,593,000               10,495,000

This chart assumes an initial gross investment of $5,000,000 made on 12/31/89 for Class X shares. The total return for Class X shares assumes reinvestment of dividends and capital gains. Class Y share performance will be greater or less than that shown based on differences in inception dates and fees.

SECTOR WEIGHTINGS                                                       12/31/99
As a percentage of bond holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Non Agency Mortgage-Backed  25%
Municipal                   18%
Agency Mortgage-Backed      17%
Asset-Backed                13%
Foreign Government           9%
Corporate                    9%
Foreign Corporate            5%
Agency Non Mortgage-Backed   4%

Phoenix Duff & Phelps Institutional Managed Bond Portfolio

TEN LARGEST HOLDINGS AT DECEMBER 31, 1999 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  GNMA 7%, 7/1/29                                                3.7%
        AGENCY MORTGAGE-BACKED SECURITY

    2.  Fannie Mae 6.50%, 8/15/04                                      3.4%
        AGENCY MORTGAGE-BACKED SECURITY

    3.  GNMA 6.50%, 1/1/30                                             3.1%
        AGENCY MORTGAGE-BACKED SECURITY

    4.  GNMA 6%, 12/1/28                                               3.0%
        AGENCY MORTGAGE-BACKED SECURITY

    5.  Residential Accredit Loans, Inc. 7.75%, 11/25/29               2.4%
        NON-AGENCY MORTGAGE-BACKED SECURITY

    6.  Commercial Mortgage Asset Trust                                1.9%
        NON-AGENCY MORTGAGE-BACKED SECURITY

    7.  Freddie Mac 6.65%, 6/15/23                                     1.9%
        AGENCY MORTGAGE-BACKED SECURITY

    8.  GNMA 7%, 7/1/29                                                1.8%
        AGENCY MORTGAGE-BACKED SECURITY

    9.  Structured Asset Securities Corp. 95-C1, D 7.375%, 9/25/24     1.7%
        NON-AGENCY MORTGAGE-BACKED SECURITY

   10.  Illinois Educational Facilities Authority-Loyola University    1.7%
        Revenue Taxable Series A 7.84%, 7/1/24
        MUNICIPAL BOND

                        INVESTMENTS AT DECEMBER 31, 1999

                                            MOODY'S       PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          ------------  -------  ------------
AGENCY MORTGAGE-BACKED SECURITIES--16.3%
Fannie Mae 6.75%, 6/25/20...............      Aaa       $   281  $    279,825
Freddie Mac 6.65%, 6/15/23..............      Aaa         2,050     1,994,016
GNMA 6.50%, 6/1/26......................      Aaa           799       750,436
GNMA 6%, 12/1/28........................      Aaa         3,468     3,155,928
GNMA 6.50%, 5/1/29......................      Aaa         1,354     1,270,666
GNMA 7%, 7/1/29.........................      Aaa         1,976     1,908,332
GNMA 7%, 7/1/29.........................      Aaa         4,080     3,940,668
GNMA 7%, 7/15/29........................      Aaa           907       875,684
GNMA 6.50%, 1/1/30(e)...................      Aaa         3,500     3,288,906
-----------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $17,969,756)                                      17,464,461
-----------------------------------------------------------------------------
AGENCY NON MORTGAGE-BACKED
SECURITIES--3.4%
Fannie Mae 6.50%, 8/15/04(f)............      Aaa         3,675     3,630,152
-----------------------------------------------------------------------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $3,669,329)                                        3,630,152
-----------------------------------------------------------------------------
MUNICIPAL BONDS--17.7%
ALABAMA--1.2%
Jefferson County Alabama Sewer Revenue
Bonds Series A 5.125%, 2/1/29...........      Aaa         1,490     1,277,675
                                            MOODY'S       PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          ------------  -------  ------------
CALIFORNIA--5.4%
Alameda Corridor Transportation
Authority Revenue Taxable Series C
6.50%, 10/1/19..........................      Aaa       $ 1,000  $    857,500
Alameda Corridor Transportation
Authority Revenue Taxable Series C
6.60%, 10/1/29..........................      Aaa           635       536,575
Fresno County Pension Obligation Revenue
Taxable 6.21%, 8/15/06..................      Aaa         1,400     1,310,750
Oakland Pension Obligation Revenue
Taxable Series A 6.98%, 12/15/09........      Aaa           400       383,000
Orange County Pension Obligation Revenue
Taxable Series A 7.21%, 9/1/07..........      Aaa           300       295,500
Orange County Pension Obligation Revenue
Taxable Series A 7.62%, 9/1/08..........      Aaa           300       301,500
Orange County Pension Obligation Revenue
Taxable Series A 7.67%, 9/1/09..........      Aaa         1,200     1,206,000
Ventura County Pension Obligation
Taxable 6.54%, 11/1/05..................      Aaa         1,000       961,250
                                                                 ------------
                                                                    5,852,075
                                                                 ------------
COLORADO--1.7%
Denver City and County School District
01 Pension Taxable 6.76%, 12/15/07......      Aaa         1,900     1,816,875

12                     See Notes to Financial Statements

Phoenix Duff & Phelps Institutional Managed Bond Portfolio

                                            MOODY'S       PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          ------------  -------  ------------
CONNECTICUT--1.6%
Mashantucket Western Pequot Tribe
Revenue Taxable Series A 144A 6.91%,
9/1/12(b)...............................      Aaa       $ 1,100  $  1,038,125

Mashantucket Western Pequot Tribe
Revenue Taxable Series A 144A 6.57%,
9/1/13(b)...............................      Aaa           715       649,756
                                                                 ------------
                                                                    1,687,881
                                                                 ------------
FLORIDA--1.8%
Palm Beach County Solid Waste Industrial
Development Project B Revenue Taxable
10.50%, 1/1/11(g)(h)(i).................       NR           480        96,000

Tampa Solid Waste System Revenue Taxable
Series A 6.43%, 10/1/08.................      Aaa           930       850,950

University of Miami Exchangeable Revenue
Taxable Series A 7.40%, 4/1/11(d).......      Aaa           210       201,863

University of Miami Exchangeable Revenue
Taxable Series A 7.65%, 4/1/20(d).......      Aaa           825       774,469
                                                                 ------------
                                                                    1,923,282
                                                                 ------------

ILLINOIS--2.7%
Illinois Educational Facilities
Authority-Loyola University Revenue
Series A 5.70%, 7/1/24..................      Aaa         1,075     1,019,906

Illinois Educational Facilities
Authority-Loyola University Revenue
Taxable Series A 7.84%, 7/1/24..........      Aaa         1,925     1,838,375
                                                                 ------------
                                                                    2,858,281
                                                                 ------------

MASSACHUSETTS--0.8%
Massachusetts State Port Authority
Revenue Taxable Series C 6%, 7/1/01.....       Aa           870       859,125

NEW YORK--1.5%
New York State General Obligation
Series H 5%, 3/15/29....................      Aaa         1,490     1,229,250

New York State Taxable Series D 6.75%,
6/15/09.................................       A            400       375,000
                                                                 ------------
                                                                    1,604,250
                                                                 ------------
                                            MOODY'S       PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          ------------  -------  ------------

PENNSYLVANIA--0.8%
Philadelphia Authority For Industrial
Development Pension Funding Retirement
Systems Revenue Taxable Series A 5.79%,
4/15/09.................................      Aaa       $ 1,000  $    881,250

TEXAS--0.2%
Dallas-Fort Worth International Airport
Facilities Improvement Revenue Taxable
6.45%, 11/1/08..........................      Aaa           200       187,200
-----------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $20,415,510)                                      18,947,894
-----------------------------------------------------------------------------

ASSET-BACKED SECURITIES--13.1%

AESOP Funding II LLC 98-1, A 6.14%,
5/20/06(b)..............................      Aaa         1,385     1,321,942

American Express Credit Account Master
Trust 99-2, A 5.95%, 12/15/06...........      Aaa           975       936,305

Capita Equipment Receivables Trust 97-1,
B 6.45%, 8/15/02........................       Aa           600       591,654

Citibank Credit Card Master Trust I
98-3, A 5.80%, 2/7/05...................      Aaa         1,500     1,452,750

ContiMortgage Home Equity Loan Trust
98-1, B 7.86%, 4/15/29..................      Baa         1,576     1,423,571

Countrywide Funding Corp. 99-3, AF5
7.73%, 9/25/27..........................      Aaa         1,625     1,613,815

First USA Credit Card Master Trust 96-6,
A 6.61%, 7/10/06........................      AAA         1,400     1,400,219

Honda Auto Lease Trust 99-A, A5 6.65%,
7/15/05.................................      Aaa           650       645,531

LB Commercial Conduit Mortgage Trust
99-C2, A2 7.325%, 9/15/09...............      Aaa         1,670     1,645,472

Newcourt Equipment Trust Securities
99-1, A4 7.18%, 10/20/05................      Aaa         1,020     1,015,856

Premier Auto Trust 97-3, B 6.52%,
1/6/03..................................       A            850       846,183

                       See Notes to Financial Statements                      13

Phoenix Duff & Phelps Institutional Managed Bond Portfolio

                                            MOODY'S       PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          ------------  -------  ------------
Team Fleet Financing Corp. 98-3A, C 144A
6.63%, 10/25/04(b)(c)...................      BBB       $ 1,150  $  1,071,656
-----------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $14,275,473)                                      13,964,954
-----------------------------------------------------------------------------

CORPORATE BONDS--9.2%

AEROSPACE/DEFENSE--0.7%
BE Aerospace, Inc. 9.50%, 11/1/08.......       B            740       695,600

AIRLINES--0.7%
Continental Airlines, Inc. 7.461%,
4/1/15 .................................       Aa           823       790,115
BROADCASTING (TELEVISION, RADIO & CABLE)--1.0%
CSC Holdings, Inc. 7.625%, 7/15/18......       Ba           600       558,000
United Pan-Europe Communications NV 144A
10.875%, 8/1/09(b)......................       B            540       550,125
                                                                 ------------
                                                                    1,108,125
                                                                 ------------
COMMUNICATIONS EQUIPMENT--0.9%
Metromedia Fiber Network, Inc. Series B
10%, 11/15/08...........................       B            350       359,625

Williams Communications 10.70%,
10/1/07.................................       B            575       606,625
                                                                 ------------
                                                                      966,250
                                                                 ------------

GAMING, LOTTERY & PARI-MUTUEL COMPANIES--0.5%
Mohegan Tribal Gaming 8.125%, 1/1/06  ..       Ba           250       245,625
Mohegan Tribal Gaming 8.75%, 1/1/09.....       Ba           250       249,375
                                                                 ------------
                                                                      495,000
                                                                 ------------

HEALTH CARE (GENERIC AND OTHER)--0.4%
ICN Pharmaceutical Inc. 144A 8.75%,
11/15/08(b).............................       Ba           505       469,019

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.5%
Boston Scientific Corp. 6.625%,
3/15/05 ................................      Baa           560       516,600

HOMEBUILDING--0.5%
Lennar Corp. 7.625%, 3/1/09.............       Ba           580       519,100

INSURANCE (PROPERTY-CASUALTY)--0.5%
HSB Capital I Series B 7.09%,
7/15/27(c)(d)...........................      BBB           550       522,302

SERVICES (COMMERCIAL & CONSUMER)--0.1%
ARA Services, Inc. 10.625%, 8/1/00......      Baa            53        54,590
                                            MOODY'S       PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          ------------  -------  ------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.7%
Voicestream Wireless Holding 144A
10.375%, 11/15/09(b)....................       B        $   745  $    767,350

TELECOMMUNICATIONS (LONG DISTANCE)--2.0%
Global Crossing Holdings Ltd 9.125%,
11/15/06................................       Ba           505       501,212

FirstCom Corp. 14%, 10/27/07............       NR         1,030     1,143,300
Qwest Communications International, Inc.
Series B 7.50%, 11/1/08.................       Ba           500       486,875
                                                                 ------------
                                                                    2,131,387
                                                                 ------------

TEXTILES (HOME FURNISHINGS)--0.3%
Westpoint Stevens, Inc. 7.875%,
6/15/05.................................       Ba           400       368,000

WASTE MANAGEMENT--0.4%
Allied Waste North America, Inc.
Series B 7.875%, 1/1/09.................       Ba           505       448,188
-----------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $9,968,645)                                        9,851,626
-----------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED
SECURITIES--24.8%

CS First Boston Mortgage Securities
Corp. 97-SPCE C 144A 7.077%,
2/20/07(b)(c)...........................       A          1,450     1,388,828

CS First Boston Mortgage Securities
Corp. 98-C2, A1 5.96%, 12/15/07.........      Aaa           643       609,047

CS First Boston Mortgage Securities
Corp. 99-C1, A2 7.29%, 9/15/09..........      Aaa         1,115     1,096,533

Chase Commercial Mortgage Securities
Corp. 00-S1 7.25%, 2/25/30(e)...........      Aaa         1,650     1,581,164

Commercial Mortgage Asset Trust 99-C1 D
7.35%, 10/17/13(f)......................      Baa         2,400     2,058,750

Countrywide Home Loans 99-11, A16 7.25%,
11/15/29(c).............................      AAA         1,905     1,817,787

Criimi Mae Trust I 96-C1, A2 144A 7.56%,
6/30/33(b)(c)...........................      BBB         1,475     1,395,027

DLJ Commercial Mortgage Corp. 99-CG1,
A1B 6.46%, 1/10/09......................      Aaa         1,250     1,164,063

14                     See Notes to Financial Statements

Phoenix Duff & Phelps Institutional Managed Bond Portfolio

                                            MOODY'S       PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          ------------  -------  ------------
G.E. Capital Mortgage Services, Inc.
96-8, 2A5 7.50%, 5/25/26(c).............      AAA       $   264  $    256,975

General Growth Properties 97-1, C2 144A
6.806%, 11/15/07(b).....................       A          1,700     1,599,037

Nationslink Funding Corp. 99-2, A2C
7.229%, 10/20/08(c).....................      AAA         1,000       978,008

Norwest Asset Securities Corp. 99-5, B2
6.25%, 3/25/14(c).......................       A          1,739     1,584,290

Norwest Asset Securities Corp. 99-10, B2
6.25%, 4/25/14(c).......................       A          1,163     1,058,531

Residential Accredit Loans, Inc. 96-QS4,
AI10 7.90%, 8/25/26(c)..................      AAA           900       893,531
Residential Accredit Loans, Inc.
99-QS14, A5 7.75%, 11/25/29(c)..........      AAA         2,622     2,547,847

Residential Funding Mortgage Securities
I 93-S25, M3 6.50%, 7/25/08(c)..........      BBB+          530       505,220
Residential Funding Mortgage Securities
I 96-S20, A7 7.75%, 9/25/26(c)(f).......      AAA           320       318,700

Residential Funding Mortgage Securities
I 98-S2, A4 7%, 1/25/28(c)..............      AAA           383       360,186

Resolution Trust Corp. 92-C3, B 9.05%,
8/25/23(c)..............................       AA            39        38,995
Ryland Mortgage Securities Corp. III
92-A, 1A 8.259%, 3/29/30(c)(d)..........       A-           395       394,209

SASCO Floating Rate Commercial Mortgage
98-C3A, H 144A 7.031%, 4/25/03(b)(d)....       Ba         1,250     1,144,531

Structured Asset Securities Corp. 95-C1,
D 7.375%, 9/25/24(c)....................      BBB         1,865     1,850,736

Structured Asset Securities Corp. 95-C4,
D 7%, 6/25/26(c)........................       AA         1,000       992,352

Vanderbilt Mortgage Finance 1999-C, 1A3
7.385%, 11/07/20........................      Aaa           850       843,891
-----------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $27,185,239)                                      26,478,238
-----------------------------------------------------------------------------
                                            MOODY'S       PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          ------------  -------  ------------

FOREIGN GOVERNMENT SECURITIES--9.0%

BULGARIA--0.5%
Republic of Bulgaria FLIRB Bearer
Series A 2.75%, 7/28/12(d)..............       B        $   770  $    556,325

COLOMBIA--1.0%
Republic of Colombia 10.875%, 3/9/04....       Ba           995     1,022,362

COSTA RICA--1.0%
Republic of Costa Rica 144A 9.335%,
5/15/09(b)..............................       Ba         1,080     1,098,900

CROATIA--0.9%
Croatia Series B 6.456%, 7/31/06(d).....      Baa           623       574,826
Croatia Series A 6.456%, 7/31/10(d).....      Baa           510       436,050
                                                                 ------------
                                                                    1,010,876
                                                                 ------------

MEXICO--1.8%
United Mexican States Global Bond
11.375%, 9/15/16........................       Ba           360       408,600

United Mexican States Global Bond
11.50%, 5/15/26.........................       Ba         1,240     1,483,350
                                                                 ------------
                                                                    1,891,950
                                                                 ------------

PANAMA--1.0%
Republic of Panama 9.375%, 4/1/29.......       Ba         1,140     1,087,275

PHILIPPINES--1.9%
Republic of Philippines 8.875%,
4/15/08.................................       Ba           956       938,075
Republic of Philippines 9.875%,
1/15/19.................................       Ba         1,050     1,040,813
                                                                 ------------
                                                                    1,978,888
                                                                 ------------

POLAND--0.9%
Poland Bearer PDI 6%, 10/27/14(d).......      Baa         1,080       958,500
-----------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $9,278,194)                                        9,605,076
-----------------------------------------------------------------------------

FOREIGN CORPORATE BONDS--5.1%

CHILE--1.5%
Compania Sud Americana de Vapores 144A
7.375%, 12/8/03(b)(c)...................      BBB           175       168,635

Empresa Nacional de Electricidad SA
8.5%, 4/1/09............................      Baa           175       173,469

                       See Notes to Financial Statements                      15

Phoenix Duff & Phelps Institutional Managed Bond Portfolio

                                            MOODY'S       PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          ------------  -------  ------------
CHILE--CONTINUED
Petropower I Funding Trust 144A 7.36%,
2/15/14(b)(c)...........................      BBB       $ 1,339  $  1,191,406
                                                                 ------------
                                                                    1,533,510
                                                                 ------------

LUXEMBOURG--0.5%
Polska Telefonia Cyfrowa International
Finance II SA 144A 11.25%, 12/1/09(b)...       B            540       556,200
MEXICO--2.1%
Banco Nacional de Mexico SA US$
Remittance Master Trust 144A 7.57%,
12/31/00(b)(c)..........................      BBB+          841       837,903

Nuevo Grupo Iusacell SA 144A 14.25%,
12/16/06(b).............................       B            570       594,225
Pemex Finance Ltd. 9.69%, 8/15/09.......      Baa           770       793,100
                                                                 ------------
                                                                    2,225,228
                                                                 ------------
VENEZUELA--1.0%
PDVSA Finance Ltd. 6.80%, 11/15/08......       A          1,350     1,103,963
-----------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $5,727,021)                                        5,418,901
-----------------------------------------------------------------------------


                                                        SHARES
                                                        -------
PREFERRED STOCKS--0.7%
REITS--0.7%
Home Ownership Funding 2, Step-down Pfd.
144A 13.338%(b)(d)......................                    900       724,372
-----------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $747,125)                                            724,372
-----------------------------------------------------------------------------

COMMON STOCKS--0.9%

PAPER & FOREST PRODUCTS--0.0%
Northampton Pulp LLC(g)(i)..............                  1,955  $     26,881

TELECOMMUNICATIONS (LONG DISTANCE)--0.9%
FirstCom Corp.(g).......................                 26,025       956,419
-----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $298,877)                                            983,300
-----------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--100.2%
(IDENTIFIED COST $109,535,169)                                    107,068,974
-----------------------------------------------------------------------------
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)
                                          ------------  -------
SHORT-TERM OBLIGATIONS--9.1%
COMMERCIAL PAPER--9.1%
Donnelley (R.R.) & Sons Co. 5%, 1/3/00..      A-1       $ 3,880     3,878,922
Koch Industries, Inc. 7.50%, 1/3/00.....      A-1+        2,195     2,194,085
Ciesco L.P. 5.50%, 1/14/00..............      A-1+        3,705     3,697,642
-----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $9,770,649)                                        9,770,649
-----------------------------------------------------------------------------
TOTAL INVESTMENTS--109.3%
(IDENTIFIED COST $119,305,818)                                    116,839,623(a)
Cash and receivables, less liabilities--(9.3%)                     (9,912,053)
                                                                 ------------
NET ASSETS--100.0%                                               $106,927,570
                                                                 ============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $1,504,261 and gross depreciation of $4,199,221 for federal income tax purposes. At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $119,534,583.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally qualified institutional buyers. At December 31, 1999, these securities amounted to a value of $16,567,037 or 15.5% of net assets.
(c)  As rated by Standard & Poor's, Fitch or Duff & Phelps.
(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(e)  When issued.
(f)  All or a portion segregated as collateral.
(g)  Non-income producing.
(h)  Security in default.
(i) Security valued at fair value as determined in good faith by or under the direction of the Trustees.

16
                       See Notes to Financial Statements

Phoenix Duff & Phelps Institutional Managed Bond Portfolio

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS
Investment securities at value
  (Identified cost $119,305,818)                              $  116,839,623
Cash                                                                   3,885
Receivables
  Interest and dividends                                           1,495,787
  Investment securities sold                                         262,177
  Fund shares sold                                                    66,796
  Other receivables                                                   11,070
Prepaid expenses                                                       1,792
                                                              --------------
    Total assets                                                 118,681,130
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                  6,310,390
  Fund shares repurchased                                          5,282,972
  Investment advisory fee                                             39,424
  Financial agent fee                                                 10,919
  Transfer agent fee                                                   8,719
  Distribution fee                                                     1,453
Accrued expenses                                                      99,683
                                                              --------------
    Total liabilities                                             11,753,560
                                                              --------------
NET ASSETS                                                    $  106,927,570
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  116,888,755
Distribution in excess of net investment income                      (60,179)
Accumulated net realized loss                                     (7,434,811)
Net unrealized depreciation                                       (2,466,195)
                                                              --------------
NET ASSETS                                                    $  106,927,570
                                                              ==============
CLASS X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $100,043,889)                3,347,974
Net asset value and offering price per share                          $29.88
CLASS Y
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $6,883,681)                    230,338
Net asset value and offering price per share                          $29.89

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
Interest                                                      $   7,514,533
Dividends                                                            66,114
                                                              -------------
    Total investment income                                       7,580,647
                                                              -------------
EXPENSES
Investment advisory fee                                             480,907
Distribution fee, Class Y                                            16,934
Financial agent fee                                                 119,147
Professional                                                         48,204
Transfer agent                                                       42,642
Custodian                                                            23,606
Trustees                                                             19,913
Registration                                                         16,035
Printing                                                             10,259
Miscellaneous                                                        33,462
                                                              -------------
    Total expenses                                                  811,109
    Less expenses borne by investment adviser                      (206,400)
                                                              -------------
    Net expenses                                                    604,709
                                                              -------------
NET INVESTMENT INCOME                                             6,975,938
                                                              -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                  (5,051,850)
Net change in unrealized appreciation (depreciation) on
  investments                                                      (400,998)
                                                              -------------
NET LOSS ON INVESTMENTS                                          (5,452,848)
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   1,523,090
                                                              =============

                       See Notes to Financial Statements                      17

Phoenix Duff & Phelps Institutional Managed Bond Portfolio

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended    Year Ended
                                            12/31/99      12/31/98
                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $  6,975,938  $  6,442,234
  Net realized gain (loss)                  (5,051,850)   (1,443,742)
  Net change in unrealized appreciation
    (depreciation)                            (400,998)   (3,362,834)
                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                1,523,090     1,635,658
                                          ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class X            (6,552,804)   (5,993,836)
  Net investment income, Class Y              (423,134)     (448,398)
  In excess of net investment income,
    Class X                                    (89,248)     (454,210)
  In excess of net investment income,
    Class Y                                     (5,763)      (33,979)
  In excess of net realized gains,
    Class X                                         --      (405,385)
  In excess of net realized gains,
    Class Y                                         --       (30,538)
                                          ------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS           (7,070,949)   (7,366,346)
                                          ------------  ------------
FROM SHARE TRANSACTIONS
CLASS X
  Proceeds from sales of shares (643,317
    and 2,186,315 shares, respectively)     19,772,610    72,030,204
  Net asset value of shares issued from
    reinvestment of distributions
    (180,452 and 205,651 shares,
    respectively)                            5,414,358     6,625,855
  Cost of shares repurchased (1,075,587
    and 985,246 shares, respectively)      (33,215,963)  (32,787,919)
                                          ------------  ------------
Total                                       (8,028,995)   45,868,140
                                          ------------  ------------
CLASS Y
  Proceeds from sales of shares (41,659
    and 38,785 shares, respectively)         1,278,403     1,270,163
  Net asset value of shares issued from
    reinvestment of distributions
    (14,291 and 15,744 shares,
    respectively)                              428,895       507,803
  Cost of shares repurchased (63,654 and
    19,173 shares, respectively)            (1,967,205)     (623,115)
                                          ------------  ------------
Total                                         (259,907)    1,154,851
                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                      (8,288,902)   47,022,991
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS    (13,836,761)   41,292,303
NET ASSETS
  Beginning of period                      120,764,331    79,472,028
                                          ------------  ------------
  END OF PERIOD [INCLUDING DISTRIBUTION
    IN EXCESS OF NET INVESTMENT
    INCOME OF ($60,179) AND $0,
    RESPECTIVELY]                         $106,927,570  $120,764,331
                                          ============  ============

18                     See Notes to Financial Statements

Phoenix Duff & Phelps Institutional Managed Bond Portfolio

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                     CLASS X
                                                 ------------------------------------------------
                                                                                          FROM
                                                       YEAR ENDED DECEMBER 31,          INCEPTION
                                                 -----------------------------------    3/1/96 TO
                                                      1999         1998         1997    12/31/96
Net asset value, beginning of period             $   31.47    $   33.17    $   33.98    $   33.84
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                        2.01         2.26(5)      2.37(5)      2.03(5)
  Net realized and unrealized gain (loss)            (1.57)       (1.58)        0.85         0.69
                                                 ---------    ---------    ---------    ---------
      TOTAL FROM INVESTMENT OPERATIONS                0.44         0.68         3.22         2.72
                                                 ---------    ---------    ---------    ---------
LESS DISTRIBUTIONS
  Dividends from net investment income               (2.00)       (2.09)       (2.42)       (1.96)
  Dividends from net realized gains                     --           --        (1.43)       (0.61)
  In excess of net investment income                 (0.03)       (0.16)       (0.18)       (0.01)
  In excess of accumulated net realized gains           --        (0.13)          --           --
                                                 ---------    ---------    ---------    ---------
      TOTAL DISTRIBUTIONS                            (2.03)       (2.38)       (4.03)       (2.58)
                                                 ---------    ---------    ---------    ---------
Change in net asset value                            (1.59)       (1.70)       (0.81)        0.14
                                                 ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                   $   29.88    $   31.47    $   33.17    $   33.98
                                                 =========    =========    =========    =========
Total return                                          1.47%        1.99%        9.75%        8.24%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $100,044     $113,273      $72,747      $71,482

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)                               0.55%        0.55%        0.55%        0.55%(1)
  Net investment income                               6.54%        6.89%        6.92%        7.15%(1)
Portfolio turnover                                     142%         105%         176%         199%(2)

                                                                     CLASS Y
                                                 ------------------------------------------------
                                                                                          FROM
                                                       YEAR ENDED DECEMBER 31,          INCEPTION
                                                 -----------------------------------    3/1/96 TO
                                                      1999         1998         1997    12/31/96
Net asset value, beginning of period             $   31.47    $   33.18    $   33.97    $   33.84
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                        1.96         2.18(5)      2.27(5)      1.98(5)
  Net realized and unrealized gain (loss)            (1.59)       (1.59)        0.88         0.66
                                                 ---------    ---------    ---------    ---------
      TOTAL FROM INVESTMENT OPERATIONS                0.37         0.59         3.15         2.64
                                                 ---------    ---------    ---------    ---------
LESS DISTRIBUTIONS
  Dividends from net investment income               (1.92)       (2.02)       (2.33)       (1.89)
  Dividends from net realized gains                     --           --        (1.43)       (0.61)
  In excess of net investment income                 (0.03)       (0.15)       (0.18)       (0.01)
  In excess of accumulated net realized gains           --        (0.13)          --           --
                                                 ---------    ---------    ---------    ---------
      TOTAL DISTRIBUTIONS                            (1.95)       (2.30)       (3.94)       (2.51)
                                                 ---------    ---------    ---------    ---------
Change in net asset value                            (1.58)       (1.71)       (0.79)        0.13
                                                 ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                   $   29.89    $   31.47    $   33.18    $   33.97
                                                 =========    =========    =========    =========
Total return                                          1.26%        1.72%        9.52%        7.98%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $6,884       $7,491       $6,725       $7,010

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(4)                               0.80%        0.80%        0.80%        0.80%(1)
  Net investment income                               6.29%        6.63%        6.65%        6.91%(1)
Portfolio turnover                                     142%         105%         176%         199%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.74%, 0.77%, 0.77%, and 0.85% for the periods ended December 31, 1999, 1998, 1997, and 1996, respectively.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.99%, 1.02%, 1.02%, and 1.10% for the periods ended December 31, 1999, 1998, 1997, and 1996, respectively.
(5) Computed using average shares outstanding.

                       See Notes to Financial Statements                      19

PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999

1. SIGNIFICANT ACCOUNTING POLICIES

  Phoenix Duff & Phelps Institutional Mutual Funds (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Two Portfolios are offered for sale: Growth Stock Portfolio and Managed Bond Portfolio.

  Each Portfolio has distinct investment objectives. The Growth Stock Portfolio seeks long-term appreciation of capital. The Managed Bond Portfolio seeks to generate a high level of current income and capital appreciation.

  Each Portfolio offers both Class X and Class Y shares. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class Y bears distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Portfolio are borne pro rata by the holders of both classes of shares, except that Class X bears no distribution expenses.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Portfolio is notified. Interest income is recorded on the accrual basis. The Fund does not amortize premiums, but does accrete discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

  Each of the Portfolios is treated as a separate taxable entity. It is the policy of each Portfolio in the Fund to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Portfolio intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Portfolio on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, non-deductible expenses, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

  Each of the Portfolios may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded

PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999 (CONTINUED)

directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Portfolio as an unrealized gain (or loss). When the contract is closed or offset, the Portfolio records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. FUTURES CONTRACTS:

  A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. A Portfolio may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract the Portfolio is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to a Portfolio is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

H. OPTIONS:

  Each Portfolio may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

  Each Portfolio will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

  Each Portfolio may purchase options which are included in the Portfolio's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

I. EXPENSES:

  Expenses incurred by the Fund with respect to any two or more Portfolios are allocated in proportion to the net assets of each Portfolio, except where allocation of direct expense to each Portfolio or an alternative allocation method can be more fairly made.

J. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

  Each Portfolio may engage in when-issued or delayed delivery transactions. The Portfolios record when-issued securities on the trade date and maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  The Advisers to the Fund is Phoenix Investment Counsel, Inc. ("PIC"). PIC is an indirect, majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"). As compensation for its services to the Fund, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate Portfolio:

                                              1st $1      $1+
Portfolio                                    Billion    Billion
---------                                    --------   --------
Growth Stock Portfolio.....................   0.60%      0.55%
Managed Bond Portfolio.....................   0.45%      0.40%

  The Adviser has voluntarily agreed to assume total fund operating expenses of each Portfolio, excluding interest, taxes, brokerage fees, commissions and extraordinary expenses until the dates indicated below, to the extent that such expenses exceed the following percentages of average annual net assets:

                           Class X    Class Y            Dates
                           --------   --------   ----------------------
Growth Stock Portfolio...     0.70%      0.95%        December 31, 2001
Managed Bond Portfolio...     0.55%      0.80%        December 31, 2001

  Seneca Capital Management LLC ("Seneca") became the subadviser to the Growth Stock Portfolio effective August 6, 1999. For its services, Seneca is paid a fee by PIC ranging from 0.10% to 0.275% of the average daily net assets of the Growth Stock Portfolio. A majority of the equity interests of Seneca are owned by Phoenix Investment Partners Ltd. ("PXP"), an indirect majority-owned subsidiary of PHL.

  Phoenix Equity Planning Corporation ("PEPCO"), an indirect, majority-owned subsidiary of PHL, serves as the national distributor of the Fund's shares. Each Portfolio pays PEPCO a distribution fee of an annual rate of 0.25% for Class Y shares applied to the average daily net assets of that class. The distributor has advised the Portfolio that of the total amount expensed for the year ended December 31,

PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999 (CONTINUED)

1999, $908 was retained by the Distributor, $5,634 was paid out to unaffiliated participants, and $60,596 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent of the Fund, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of the subagent's performance. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended December 31, 1999, transfer agent fees were $78,415 of which PEPCO retained $71 which is net of fees paid to State Street.

  At December 31, 1999, PHL and affiliates held Portfolio shares which aggregated the following:

                                                      Aggregate
                                                      Net Asset
                                            Shares      Value
                                           --------   ---------
Growth Stock Portfolio-Class X...........       7     $    258
Growth Stock Portfolio-Class Y...........   6,599      242,315
Managed Bond Portfolio-Class X...........       4          120
Managed Bond Portfolio-Class Y...........   4,075      121,802

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities during the year ended December 31, 1999 (excluding U.S. Government and agency securities and short-term securities) aggregated the following:

                                        Purchases         Sales
                                      --------------  --------------
Growth Stock Portfolio..............   $ 86,823,447    $110,373,549
Managed Bond Portfolio..............    116,064,737     103,188,805

  Purchases and sales of U.S. Government and agency securities during the year ended December 31, 1999, aggregated the following:

                                        Purchases       Sales
                                       -----------   -----------
Managed Bond Portfolio...............  $30,091,613   $45,739,011

4. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market price of these investments and the income they generate, as well as a Portfolio's ability to repatriate such amounts.

5. OTHER

  As of December 31, 1999, the Portfolios had shareholders who each individually owned more than 10% of shares outstanding, none of whom are affiliated with PHL or PXP as follows. In addition, affiliate holdings are presented in the table located within Note 2.

                                         Number of     % of Total
                                        Shareholders   Net Assets
                                        ------------   ----------
Growth Stock Portfolio................       3            45.3%

6. CAPITAL LOSS CARRYOVERS

  The Managed Bond Portfolio has capital loss carryover of $6,473,513, expiring in 2007 which may be used to offset future capital gains.

  Under current tax law, capital loss realized after October 31 may be deferred and treated as occurring on the first day of the following tax year. For the calendar year ended December 31, 1999, the Managed Bond Portfolio elected to defer losses occurring between November 1, 1999 and December 31, 1999 in the amount of $893,129.

7. RECLASSIFICATION OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Portfolios have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Portfolio and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of December 31, 1999, the Portfolios recorded the following reclassifications to increase (decrease) the accounts listed below:

                       Undistributed    Accumulated      Capital paid in
                       net investment   net realized      on shares of
                       income (loss)    gain (loss)    beneficial interest
                       --------------   ------------   -------------------
Managed Bond
  Portfolio..........      34,832         (148,531)          113,699

TAX INFORMATION NOTICE (UNAUDITED)

  For the fiscal year ended December 31, 1999, the following Portfolio distributed long-term capital gain dividends as follows:

Growth Stock Portfolio...................  $11,320,623

  This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus which includes information concerning the Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO]

To the Trustees and Shareholders of
Phoenix Duff & Phelps Institutional Mutual Funds

   In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Growth Stock Portfolio and Managed Bond Portfolio (constituting the Phoenix Duff & Phelps Institutional Mutual Funds, hereafter referred to as the "Fund") at December 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
February 11, 2000

RESULTS OF SHAREHOLDER MEETING (UNAUDITED)

A special meeting of Shareholders of the Growth Stock Portfolio of Phoenix-Duff & Phelps Institutional Funds was held on August 6, 1999 to approve the following matter:

    1. Approval of a subadvisory agreement with Seneca Capital Management LLC

On the record date for this meeting there were 1,668,987 shares outstanding and 75.80% of the shares outstanding and entitled to vote were present by proxy.

NUMBER OF VOTES

                                             FOR      AGAINST    ABSTAIN
                                          ---------  ---------  ---------
1. Approval of subadvisory agreement       879,701    101,954    283,419

PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
101 Munson Street
Greenfield, Massachusetts 01301

TRUSTEES
Robert Chesek
E. Virgil Conway
William W. Crawford
Harry Dalzell-Payne
William N. Georgeson
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Eileen A. Moran
Everett L. Morris
James M. Oates
Richard A. Pavia
Calvin J. Pedersen
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
William R. Moyer, Executive Vice President
Gail P. Seneca, Senior Vice President
James D. Wehr, Senior Vice President
Robert S. Driessen, Vice President
Marvin E. Flewellen, Vice President
Ron K. Jacks, Vice President
Michael Kearney, Vice President
Richard D. Little, Vice President
Diane L. Mustain, Vice President
Christopher Saner, Vice President
Michael Schatt, Vice President
Andrew Szabo, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

INVESTMENT ADVISERS
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

CUSTODIAN
The Chase Manhattan Bank
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachussetts 02110

HOW TO CONTACT US

The Fund Connection               1-800-243-1574
Customer Service                  1-800-243-1574 (option 0)
Investment Strategy Hotline       1-800-243-4361 (option 2)
Marketing Department              1-800-243-4361 (option 3)
Text Telephone                    1-800-243-1926
www.phoenixinvestments.com

PHOENIX EQUITY PLANNING CORPORATION
PO Box 2200
Enfield CT 06083-2200


[LOGO]  PHOENIX
        INVESTMENT PARTNERS
















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